Fair Value of Financial Instruments	12 Months Ended
Dec. 31, 2018
Fair Value Disclosures [Abstract]
Fair Value, Measurement Inputs, Disclosure
Fair value of financial instruments
The carrying amount and fair value of financial instruments at December 31, 2018 and 2017 were as follows (in thousands):

		2018		2017
	Level	Carrying value	Fair Value	Carrying value	Fair Value
Financial assets:
Cash and cash equivalents	1	$67,495	$67,495	$68,535	$68,535
Other assets - interest rate cap	2	219	219	192	192
Equity investment - Common stock of Scorpio Tankers Inc.	2	92,281	92,281	—	—

Financial liabilities:
Bank loans, net	1	681,489	681,489	623,960	623,960
Financing obligation	1	73,823	73,823	18,891	18,891
Senior Notes, net	1	73,253	74,214	72,726	74,921

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, various methods are used including market, income and cost approaches. Based on these approaches, certain assumptions that market participants would use in pricing the asset or liability are used, including assumptions about risk and/or the risks inherent in the inputs to the valuation technique. These inputs can be readily observable, market-corroborated, or generally unobservable firm inputs. Valuation techniques that are used maximize the use of observable inputs and minimize the use of unobservable inputs. Based on the observability of the inputs used in the valuation techniques, fair value measured financial instruments are categorized according to the fair value hierarchy prescribed by ASC 820, “Fair Value Measurements and Disclosures”. The fair value hierarchy ranks the quality and reliability of the information used to determine fair values. Financial assets and liabilities carried at fair value are classified and disclosed in one of the following three categories:

•	Level 1: Fair value measurements using unadjusted quoted market prices in active markets for identical, unrestricted assets or liabilities.

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Level 2: Fair value measurements using correlation with (directly or indirectly) observable market-based inputs, unobservable inputs that are corroborated by market data, or quoted prices in markets that are not active.

•	Level 3: Fair value measurements using inputs that are significant and not readily observable in the market.
Cash and cash equivalents comprise cash on hand and demand deposits, and other short-term highly-liquid investments with original maturities of three months or less, and that are readily convertible to a known amount of cash and are subject to an insignificant risk of changes in value. The carrying value of cash and cash equivalents approximates fair value due to the short-term nature of these instruments.
The interest rate caps were measured at fair value using implied volatility rates of each caplet and the yield curve for the related periods.
At December 31, 2018, the Company held an equity investment consisting of approximately 54.1 million shares of common stock of Scorpio Tankers at an estimated fair value of $92.3 million. Although a quoted market price in active securities markets was available for these shares at December 31, 2018, we were prohibited from selling our shares through January 7, 2019, pursuant to the terms of a lock-up agreement we entered into at the time of the investment. Accordingly, a discount for lack of marketability was included when arriving at the appropriate fair value of the shares, which value was reduced from the quoted market value of $95.1 million at December 31, 2018, to $92.3 million. The discount for marketability was calculated using the Finnerty Model, an option-based approach that takes into account the remaining term until the end of the restriction, the risk free rate and expected volatility. Unrealized gains and losses are included in Income (loss) from equity investment in the Consolidated Statement of Operations.
The carrying value of our secured bank loans are measured at amortized cost using the effective interest method. The Company believes the carrying amounts of its bank loans at December 31, 2018 and December 31, 2017 approximate fair value because the interest rates on these instruments change with, or approximate, market interest rates. These amounts are shown net of $10.5 million and $13.8 million of unamortized deferred financing fees on the Company’s consolidated balance sheet as of December 31, 2018 and 2017, respectively.
The Senior Notes are publicly traded on the New York Stock Exchange and are considered a level 1 item. The carrying values shown in the table are the face value of the notes net of $0.4 million and $0.9 million of unamortized deferred financing fees as of December 31, 2018 and 2017, respectively.
Certain of the Company’s assets and liabilities are carried at contracted amounts that approximate fair value. Assets and liabilities that are recorded at contracted amounts approximating fair value consist primarily of balances with related parties, prepaid expenses and other current assets, accounts payable and accrued expenses.